LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN CALIFORNIA BOND FUND

June 1, 1998

Dear Shareholder:

The J.P. Morgan California Bond Fund ("the fund") provided positive returns for the year ended April 30, 1998. The fund outperformed its competitors, as measured by the Lipper California Intermediate Municipal Debt Bond Fund Average. For the reporting period, Institutional Shares returned 7.35% and Select Shares 7.20% compared with 7.05% for the Lipper Average. The fund's benchmark, the Lehman Brothers 1-16 Year Municipal Bond Index, returned 7.98% over the same period.

Net asset values of the Institutional and Select Shares on April 30, 1998 were $10.20 and $10.35, respectively. Net assets attributable to Institutional Shares stood at approximately $46.3 million on that date, while those of Select Shares were approximately $5.8 million. During the period, the fund made distributions from ordinary income of approximately $0.42 to Institutional shareholders and $0.41 to Select shareholders. Substantially all of these distributions represent tax-exempt interest dividends.

The report that follows includes an interview with Elaine Young and Robert Meiselas, members of the portfolio management team responsible for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services toll free at the telephone numbers indicated on the cover of this report.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M Schappert

Ramon de Oliveira                       Keith M Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . .1      GLOSSARY OF TERMS . . . . . . . . .7

FUND PERFORMANCE . . . . . . . . . .2      FUND FACTS AND HIGHLIGHTS . . . . .8

PORTFOLIO MANAGER Q & A. . . . . . .4      FINANCIAL STATEMENTS. . . . . . . 10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $5,000,000 (the minimum investment in the fund). The chart at right shows that $5,000,000 invested on December 23, 1996* would have grown to $5,380,814 on April 30, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $5,000,000 SINCE FUND INCEPTION
DECEMBER 23, 1996* - APRIL 30, 1998
[GRAPH]

          Institutional Shares    Lehman 1-16 Yr.   Lipper Calif. Int Muni
                                 Muni Bond Index     Debt Bond Fund Avg.
Dec-96          5,000,000          5,000,000             5,000,000
Jan-97          4,990,050          5,018,500             5,009,500
Feb-97          5,032,460          5,061,660             5,042,560
Mar-97          4,983,190          5,000,920             4,992,640
Apr-97          5,012,470          5,034,920             5,017,110
May-97          5,085,990          5,098,820             5,081,830
Jun-97          5,134,460          5,146,750             5,128,580
Jul-97          5,259,210          5,264,610             5,247,050
Aug-97          5,210,460          5,226,910             5,204,020
Sep-97          5,274,830          5,281,800             5,256,060
Oct-97          5,282,300          5,310,320             5,271,310
Nov-97          5,305,740          5,332,620             5,292,920
Dec-97          5,386,160          5,398,210             5,355,900
Jan-98          5,425,200          5,451,660             5,406,250
Feb-98          5,427,980          5,456,020             5,411,120
Mar-98          5,414,760          5,459,290             5,401,920
Apr-98          5,380,814          5,436,906             5,371,125

PERFORMANCE                                  TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------   -----------------------------
                                             THREE     SIX       ONE      SINCE
AS OF APRIL 30, 1998                         MONTHS    MONTHS    YEAR     INCEPTION*
-------------------------------------------------------------   -----------------------------
J.P. Morgan California Bond Fund:
     Institutional Shares                   -0.82%     1.87%     7.35%    5.68%

Lehman Brothers 1-16 Yr Muni Bond Index     -0.27%     2.38%     7.98%    6.49%

Lipper California Intermediate Muni
     Debt Bond Fund Avg.                    -0.66%     1.88%     7.05%    5.52%

AS OF MARCH 31, 1998
-------------------------------------------------------------   -----------------------------
J.P. Morgan California Bond Fund:
     Institutional Shares                    0.53%     2.65%     8.66%    6.60%

Lehman Brothers 1-16 Yr Muni Bond Index      1.13%     3.36%     9.12%    7.29%

Lipper California Intermediate Muni
     Debt Bond Fund Avg.                     0.87%     2.78%     8.20%    6.39%


*12/23/96 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). ACTUAL RETURN SINCE INCEPTION: INSTITUTIONAL SHARES RETURNED 5.82%.

LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on December 23, 1996** would have grown to $10,746 on April 30, 1998.


Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION
DECEMBER 23, 1996** - APRIL 30, 1998
[GRAPH]

                                  Lehman 1-16 Yr.   Lipper Calif. Int Muni
               Select Shares      Muni Bond Index     Debt Bond Fund Avg.
Dec-96             10,000              10,000              10,000
Jan-97              9,980              10,037              10,019
Feb-97             10,065              10,123              10,085
Mar-97              9,966              10,002               9,985
Apr-97             10,024              10,070              10,034
May-97             10,168              10,198              10,164
Jun-97             10,262              10,293              10,257
Jul-97             10,517              10,529              10,494
Aug-97             10,420              10,454              10,408
Sep-97             10,535              10,564              10,512
Oct-97             10,559              10,621              10,543
Nov-97             10,604              10,665              10,586
Dec-97             10,761              10,796              10,712
Jan-98             10,837              10,903              10,813
Feb-98             10,841              10,912              10,822
Mar-98             10,814              10,919              10,804
Apr-98             10,746              10,874              10,742


PERFORMANCE                                  TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------   -----------------------------
                                             THREE     SIX       ONE      SINCE
AS OF APRIL 30, 1998                         MONTHS    MONTHS    YEAR     INCEPTION*
-------------------------------------------------------------   -----------------------------
J.P. Morgan California Bond Fund:
     Select Shares**                        -0.84%     1.77%     7.20%    5.56%

Lehman Brothers 1-16 Yr Muni Bond Index     -0.27%     2.38%     7.98%    6.49%

Lipper California Intermediate Muni
     Debt Bond Fund Avg.                    -0.66%     1.88%     7.05%    5.52%

AS OF MARCH 31, 1998
-------------------------------------------------------------   -----------------------------
J.P. Morgan California Bond Fund:
     Select Shares**                         0.49%     2.64%     8.50%    6.48%

Lehman Brothers 1-16 Yr Muni Bond Index      1.13%     3.36%     9.12%    7.29%

Lipper California Intermediate Muni
     Debt Bond Fund Avg.                     0.87%     2.78%     8.20%    6.39%


*4/21/97 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). ACTUAL RETURN SINCE INCEPTION: SELECT SHARES RETURNED 5.71%.

**CONSISTENT WITH APPLICABLE REGULATORY GUIDANCE, PERFORMANCE FOR THE FUND'S SELECT SHARES PRIOR TO APRIL 21, 1997, REFLECTS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES. THE PERFORMANCE FOR SUCH PERIOD REFLECTS THE DEDUCTION OF LOWER CHARGES AND EXPENSES ASSOCIATED WITH HOLDING INSTITUTIONAL SHARES.
LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

This interview was conducted with Elaine Young and Robert Meiselas, both members of the portfolio management team responsible for managing the J.P. Morgan California Bond Fund. This interview was conducted on May 25, 1998 and represents both Elaine and Bob's views on that date.

[PHOTO]
ELAINE YOUNG, vice president, is a portfolio manager with the U.S. Fixed Income Group and responsible for managing municipal bonds. In Ms. Young's previous position at J.P. Morgan, she traded tax-exempt securities. Elaine joined J.P. Morgan in 1994 after five years of municipal trading experience at Scudder, Stevens, and Clark. She graduated from New York University with a BS degree in 1986 and an MBA in Finance in 1989. Elaine is also a Chartered Financial Analyst.

[PHOTO]
ROBERT MEISELAS, vice president, is a portfolio manager with the U.S. Fixed Income Group responsible for managing municipal bonds, including tax-exempt private placements. Mr. Meiselas is a CPA and joined J.P. Morgan's financial group in 1982, after having spent ten years at Coopers & Lybrand. Bob also spent five years in J.P. Morgan's Private Banking Investment Management Group, and moved to J.P. Morgan Investment Management in 1997. Bob is a graduate of St. John's University and has completed graduate work at Long Island University in the field of taxation.

LET'S START OFF BY GETTING A GENERAL BACKDROP. WHAT IMPORTANT EVENTS HAVE OCCURRED IN THE TAX-EXEMPT BOND MARKET OVER THE PAST YEAR?

EY: The continued economic difficulties in Asia have had a profound effect on the bond markets. US. Treasury securities were purchased by foreign investors in a "flight to quality" from this turmoil. Municipals rallied during the same time period but did not keep pace with Treasuries since municipals are not attractive to foreign buyers. However, high relative yields for municipals did attract domestic investors that do not typically invest in the municipal bond market. Strong participation from these cross-over buyers enabled the muni market to absorb an extremely large new issue supply which might otherwise have weakened muni bond prices.

HOW HAS SUPPLY, PARTICULARLY IN CALIFORNIA, AFFECTED THE MUNICIPAL BOND MARKET?

EY: Low interest rates have stimulated new issue supply which was much higher than most analyst's projections. We experienced peaks and valleys in new issues of California bonds, which led to some vacillation in the prices of California municipal bonds. We were able to take advantage of these fluctuations by purchasing out-of-state bonds when California municipals were in short supply and then selling them when increased supply forced California prices downward.

HAVE CHANGES IN THE U.S. ECONOMY AFFECTED THE MUNICIPAL BOND SUPPLY?

RM: Yes, a couple of years ago there was a strict balance-the-budget mindset that caused new bond referendums to fail. People didn't want to issue bonds because they believed that there was a direct cause and effect relationship between huge budget deficits and municipal borrowing. In my opinion, everyone's feeling a little more comfortable about having more money to spend. Many state and local governments have managed to balance their budgets and some are reported large surpluses. While voters still want balanced budgets, they now seem to be more receptive to new project financing.

EY: There's also been some pent-up need caused by a lack of infrastructure spending during the lean budget years. The voters are now allowing some of those deferred projects to be funded.

THERE'S BEEN A LOT OF GOOD NEWS IN THE CALIFORNIA MUNICIPAL MARKET LATELY, ISN'T THAT CORRECT?

RM: Governor Wilson's recent budget update reveals that both employment growth and personal income are above the national averages. The budget surplus is expected to be $4.2 billion. Although the Asian influence is noted, it should not be a large concern to the State. More than one-half of California's exports go to Asia, but most are components slated for assembly which are then exported back to the U.S.

FOR THE PERIOD UNDER REVIEW, THE FUND OUTPERFORMED THE LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT BOND FUND AVERAGE BUT UNDERPERFORMED ITS BENCHMARK, THE LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX. WHY?

RM: That can be difficult to pin down in a municipal fund. It's notable that you can't buy the Lehman Muni Index. It's not like an equity index such as the S&P 500 or even a taxable bond index like the Salomon Broad Investment Grade, which can be replicated. Furthermore, it often has excess concentrations of a single municipal credit, which is something we would try to avoid in the fund's portfolio. The Lehman Muni Index is a guide to tell investors and tell us what is the general direction of interest rates and the market, and it doesn't always accurately track the California market. It's an imperfect measure for performance.

I should also point out that we manage this fund with a high priority on quality and consistency. The average credit quality of the portfolio is AA and almost 70% of the portfolio is rated AAA. The portfolio is also structured to have an intermediate duration, rather than a long one, to minimize volatility. So while the fund has provided competitive returns, we try to provide those returns with less risk.

EY: As far as edging out the competition, I would largely attribute it to our disciplined process. We try to buy bonds that are undervalued and sell the ones that are overvalued based on our internal credit research. It also helps to have a dedicated trading desk. Execution is extremely important in the municipal market. Another plus has come from buying private placements, as they provide additional yield without additional credit risk.

TELL US MORE ABOUT THE PRIVATE PLACEMENTS.

RM: Private placements are bonds that we purchase directly from issuers rather than through the public bond market. Since it's cheaper for issuers to borrow in the private placement market, we are able to obtain better yields for the portfolio than public bonds. Morgan is able to use its credit expertise to select private placements that it considers to be investment grade. In this way, we believe that we are able to add better performance without taking on additional credit risk.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS? AND HOW ARE YOU POSITIONING THE
FUND?

EY: Currently, the fund is neutral compared to its benchmark. Uncertainty about events in Asia have buffered U.S. domestic concern about the strong economy and inflation has been well behaved. This may not continue to be the case. Concern about Asia may begin to ease and the market may refocus concern about inflationary trends in the U.S. economy. We may shorten the duration of the portfolio if we continue to see strong housing and employment numbers. We also note that added yield for lower quality municipal bonds is very small. We will continue to emphasize higher quality bonds until credit spreads increase.

GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One basis point equals 0.01% of yield. For example if a bond's yield changed from 10.25% to 11.00%, it would have moved 75 basis points.

CREDIT RATING: The rating assigned to a bond by independent rating agencies such as Standard & Poor's and Moody's. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

DURATION: Duration is used as a measure of the relative sensitivity of the price of a security to a change in interest rates. The longer the duration, the more sensitive the bond is to interest rate moves. For example, a bond with a 5-year duration will experience an approximate 5% increase in price if interest rates drop 100 basis points (1%) while a bond with a 10-year duration would see its price rise by approximately 10%.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement, or expiration with no value, or the date a security comes due and fully payable. Average maturity refers to the average time to maturity of the entire portfolio.

PRIVATE PLACEMENT: The direct sale of a block of securities of a new or secondary issue to a single investor or group of investors. The sale or placement is usually made through an investment banker and the securities' public resale is restricted if they are not registered under the Securities Act of 1933.

YIELD CURVE: A graph showing the term structure of interest rates at a point in time, ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.5% and a municipal is yielding 5.5%, the spread is 1% or 100 basis points.
                                                                               7

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan California Bond Fund seeks to provide a high after-tax total return for California residents consistent with moderate risk of capital. It is designed for investors subject to federal and California income taxes who seek a high after-tax total return and who are willing to receive some taxable income and capital gains to achieve that return.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
     INSTITUTIONAL SHARES: 12/23/96
     SELECT SHARES: 4/21/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
     INSTITUTIONAL SHARES: $46,280,095
     SELECT SHARES: $5,810,684

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/98
     $52,090,779

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
     MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
     12/11/98

EXPENSE RATIOS
     INSTITUTIONAL SHARES: 0.45%
     SELECT SHARES: 0.65%

The current annual expense ratios cover shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998


SECTOR ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

INSURED  67.0%
REVENUE BOND  24.8%
GENERAL OBLIGATION  4.5%
SHORT-TERM/OTHER  3.7%

30-DAY SEC YIELD*
     Institutional Shares: 4.17%
     Select Shares: 3.90%

DURATION
     5.79 years

QUALITY PROFILE
     AAA**     72.70%
     AA        13.23%
     A          9.69%
     Other      4.38%


* YIELDS REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED YIELDS WOULD HAVE BEEN LOWER.

** INCLUDES SHORT-TERM INVESTMENTS AND CASH

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS INVESTMENT ADVISOR AND MAKES THE FUNDS AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Income may be subject to state and local taxes. Some income may be subject to the Federal alternative minimum tax.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 (INSTITUTIONAL SHARES) OR
(800) 521-5411 (SELECT SHARES) FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                            SECURITY  MOODY'S/S&P   MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION           TYPE     (UNAUDITED)     DATE        RATE      VALUE
--------------   -----------------------------------  -------   -----------  -----------   ------  -----------
LONG-TERM INVESTMENTS (92.2%)
CALIFORNIA (84.5%)
    $   500      Alameda Public Financing Authority,
                   (Refunding, Marina Revenue,
                   Special Assessment)..............     RB        NR/NR     09/02/06       5.900% $   511,080
      2,000      Anaheim Public Financing Authority,
                   (Public Improvements Project,
                   Series C), FSA Insured...........     RB       Aaa/AAA    09/01/10       6.000    2,220,600
      1,000      California.........................     GO        A1/A+     04/01/03       6.800    1,108,200
      1,000      California.........................     GO        A1/A+     10/01/09       6.000    1,113,400
      1,165      California Educational Facilities
                   Authority, (Refunding, University
                   of Southern California, Series
                   A)...............................     RB       Aa3/AA     10/01/06       5.600    1,251,501
        525      California Educational Facilities
                   Authority, (University and
                   College Projects, Series B)......     RB       Baa2/NR    04/01/07       6.750      587,291
      1,890      California Health Facilities
                   Finance Authority, (Refunding,
                   Catholic Healthcare West, Series
                   A), MBIA Insured.................     RB       Aaa/AAA    07/01/06       5.500    2,000,773
      1,000      California Health Facilities
                   Finance Authority, (Refunding,
                   Stanford Health Care, Series B),
                   AMBAC Insured....................     RB       Aaa/AAA    11/15/09       5.000    1,015,390
      1,500      California State Public Works
                   Board, (Correctional Facility
                   Improvements, Series E)..........     RB        A2/A      06/01/09       6.000    1,651,260
        950      California State Public Works
                   Board, (University and College
                   Improvements, Series A)..........     RB        A2/A      04/01/99       5.000      958,322
      1,280      California Statewide Communities
                   Development Authority,
                   (Refunding, St. Joseph Health
                   System)..........................     RB       Aa3/AA     07/01/06       5.500    1,358,605
      1,000      California Statewide Communities
                   Development Authority, (Tax and
                   Revenue Anticipation, Series B),
                   FSA Insured......................     RB       Aaa/AAA    09/30/98       4.750    1,003,670
        600      La Quinta Redevelopment Agency,
                   (Refunding, Project Area No.1,
                   Special Tax Revenue), MBIA
                   Insured..........................     RB       Aaa/AAA    09/01/11       7.300      740,868
      1,000      Long Beach Harbor, (Airport and
                   Marina Improvements and Revenue),
                   MBIA Insured.....................     RB       Aaa/AAA    05/15/06       6.000    1,087,620
      1,090      Long Beach Harbor, (Refunding,
                   Airport and Marina Improvements
                   and Revenue, Series A), FGIC
                   Insured..........................     RB       Aaa/AAA    05/15/04       5.500    1,147,955

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                            SECURITY  MOODY'S/S&P   MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION           TYPE     (UNAUDITED)     DATE        RATE      VALUE
--------------   -----------------------------------  -------   -----------  -----------   ------  -----------
CALIFORNIA (CONTINUED)
    $ 1,000      Los Angeles County Correctional
                   Facilities, (Prerefunded,
                   Correctional Facility
                   Improvements, due 09/01/13), MBIA
                   Insured..........................     GO       Aaa/AAA    09/01/00(a)    6.500% $ 1,070,080
      1,000      Los Angeles County Public Works
                   Financing Authority, (Public
                   Improvements, Series B), AMBAC
                   Insured..........................     RB       Aaa/AAA    12/01/07       6.000    1,105,310
      1,500      Los Angeles County Public Works
                   Financing Authority, (Refunding,
                   Recreational Facility
                   Improvements, Special Assessment,
                   Series A)........................     RB       Aa3/AA     10/01/05       5.250    1,568,235
      1,000      Los Angeles County Transportation,
                   (Prerefunded, Transit
                   Improvements, Sales Tax Revenue,
                   Series A,
                   due 07/01/20)....................     RB       Aaa/AA-    07/01/01(a)    6.750    1,092,090
      1,000      Los Angeles County Transportation,
                   (Refunding, Sales Tax Revenue,
                   Series B),
                   FGIC Insured.....................     RB       Aaa/AAA    07/01/02       5.875    1,059,600
      1,000      Los Angeles County Unified School
                   District, (School Improvements,
                   Property Tax Revenue, Series A),
                   FGIC Insured.....................     GO       Aaa/AAA    07/01/10       6.000    1,114,080
        500      Los Angeles Department of Water and
                   Power, (Crossover Refunded,
                   Electric Power and Light
                   Improvements and Revenues, due
                   04/01/32)........................     RB       Aa3/A+     04/01/02(a)    6.750      550,910
      2,000      Los Angeles Municipal Improvements,
                   (Resource Recovery Improvements
                   and Revenue, Series A), FSA
                   Insured..........................     RB       Aaa/AAA    02/01/03       5.500    2,098,380
      1,700      Metropolitan Water District, (Water
                   Utility Improvements and Revenue,
                   Series C)........................     RB       Aa2/AA     07/01/06       6.000    1,867,790
      2,000      Orange County Public Financing
                   Authority, (Refunding, Resource
                   Recovery Revenue), AMBAC
                   Insured..........................     RB       Aaa/NR     12/01/09       5.750    2,148,040
        595      Palmadale Civic Authority,
                   (Refunding, Sales Tax Revenue,
                   Series A), MBIA Insured..........     RB       Aaa/AAA    07/01/07       5.500      633,401
        200      Port of Oakland, (Airport and
                   Marina Improvements and Revenue,
                   Series G), MBIA Insured..........     RB       Aaa/AAA    11/01/07       6.000      218,506

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                            SECURITY  MOODY'S/S&P   MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION           TYPE     (UNAUDITED)     DATE        RATE      VALUE
--------------   -----------------------------------  -------   -----------  -----------   ------  -----------
CALIFORNIA (CONTINUED)
    $ 1,250      Riverside County Transportation
                   Authority, (Refunding, Sales Tax
                   Revenue, Series A), FGIC
                   Insured..........................     RB       Aaa/AAA    06/01/09       6.000% $ 1,388,550
      1,000      Sacramento Municipal Utility,
                   (Refunding, Electric Power and
                   Light Revenue, Series L), MBIA
                   Insured..........................     RB       Aaa/AAA    07/01/01       5.000    1,023,060
      1,610      San Bernardino County
                   Transportation Authority,
                   (Transit Improvements, Sales Tax
                   Revenue, Series A), FSA
                   Insured..........................     RB       Aaa/AAA    03/01/07       5.250    1,681,870
      1,000      San Diego Regional Transportation
                   Authority, (Highway and Transit
                   Improvements, Sales Tax Revenue,
                   Series A), FGIC Insured..........     RB       Aaa/AAA    04/01/07       5.500    1,063,100
      1,910      San Francisco City and County
                   Airport, (Refunding, Airport and
                   Marina Revenue, Second Series,
                   Issue 2), MBIA Insured...........     RB       Aaa/AAA    05/01/01       6.350    2,020,895
      1,000      San Francisco State Building
                   Authority, (Public Improvements,
                   Series A), AMBAC Insured.........     RB       Aaa/AAA    12/01/09       6.000    1,114,670
      1,000      San Jose Redevelopment Agency,
                   (Refunding, Public Improvements,
                   Special Tax Revenue), MBIA
                   Insured..........................     RB       Aaa/AAA    08/01/09       6.000    1,112,080
      1,250      Santa Margarita/Dana Point
                   Authority, (Refunding, Water
                   Revenue, Series A), AMBAC
                   Insured..........................     RB       Aaa/AAA    08/01/06       5.250    1,311,413
      1,000      Stockton Community Facilities,
                   (Refunding, Public Improvements,
                   No. 90-2-Brookside Estates,
                   Special Tax Revenue).............     RB        NR/NR     08/01/02       5.200      990,050
                                                                                                   -----------
                     TOTAL CALIFORNIA...............                                                43,988,645
                                                                                                   -----------

DISTRICT OF COLUMBIA (2.0%)
      1,000      Metropolitan Airports, (Airport and
                   Marina Improvements and Revenue,
                   Series B), FGIC Insured..........     RB       Aaa/AAA    10/01/03       5.750    1,056,610
                                                                                                   -----------

PUERTO RICO (2.2%)
      1,000      Puerto Rico Electric Power
                   Authority, (Electric Power and
                   Light Improvements and Revenues,
                   Series AA), MBIA Insured.........     RB       Aaa/AAA    07/01/10       6.250    1,139,960
                                                                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                            SECURITY  MOODY'S/S&P   MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION           TYPE     (UNAUDITED)     DATE        RATE      VALUE
--------------   -----------------------------------  -------   -----------  -----------   ------  -----------
WASHINGTON (3.5%)
    $ 1,700      Washington Public Power Supply
                   Systems, (Refunding, Electric
                   Power and Light Revenue, Series
                   A), AMBAC Insured................     RB       Aaa/AAA    07/01/05       6.000% $ 1,832,872
                                                                                                   -----------
                     TOTAL LONG TERM INVESTMENTS (COST $47,508,678)..............................   48,018,087
                                                                                                   -----------
SHORT-TERM INVESTMENTS (3.5%)
CALIFORNIA (3.5%)
      1,750      Santa Clara County.................     GO      MIG1/SP1+   10/01/98       4.750    1,756,913
        100      West Basin Municipal Water
                   District, (Refunding, Series B,
                   callable,
                   due 08/01/27), LOC-Bayerische
                   Vereinsbank......................   VRDN      VMIG1/NR    05/06/98(b)    3.850      100,000
                                                                                                   -----------
                     TOTAL SHORT-TERM INVESTMENTS (COST $1,855,894)..............................    1,856,913
                                                                                                   -----------
                 TOTAL INVESTMENTS (COST $49,364,572) (95.7%)....................................   49,875,000
                 OTHER ASSETS IN EXCESS OF LIABILITIES (4.3%)....................................    2,215,779
                                                                                                   -----------
                 NET ASSETS (100.0%).............................................................  $52,090,779
                                                                                                   -----------
                                                                                                   -----------

------------------------------
Note: Based on the cost of the investments of $49,364,572 for federal income tax purposes at April 30, 1998, the aggregate gross unrealized appreciation and depreciation was $601,150 and $90,722, respectively, resulting in net unrealized appreciation of investments of $510,428.

(a) The date listed under the heading maturity date represents an optional tender date or the next interest rate reset period. The actual maturity date is indicated in the security description.

(b) Variable Rate Demand Notes tender dates and/or interest rates are reset at specified intervals which coincide with their tender feature. The actual maturity date is indicated in the security description.

Abbreviations used in schedule of investments:

AMBAC - Ambac Indemnity Corp., FGIC - Financial Guaranty Insurance Co., FSA - Financial Security Assurance, GO - General Obligation, LOC - Letter of Credit, MBIA - Municipal Bond Investors Assurance Corp., NR - Not Rated, RB - Revenue Bond, VRDN - Variable Rate Demand Note.

Definition of terms used:

Crossover Refunded: Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issue in cash and/or securities which have been deposited.

Refunding: Bonds for which the issuer has issued new bonds and canceled the old issue.

Prerefunded: Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issuance in treasury securities, whose maturity coincides with the first call date of the first bond.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $49,364,572 )           $49,875,000
Cash                                                 1,225,932
Interest Receivable                                    809,565
Receivable for Fund Shares Sold                        270,104
Deferred Organization Expenses                          34,730
Receivable for Expense Reimbursement                    20,857
Prepaid Trustees' Fees                                     411
Prepaid Expenses and Other Assets                           93
                                                   -----------
    Total Assets                                    52,236,692
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       71,173
Advisory Fee Payable                                    13,696
Payable for Fund Shares Redeemed                        10,000
Organization Expenses Payable                            8,537
Shareholder Servicing Fee Payable                        3,253
Custody Fee Payable                                      3,167
Administrative Services Fee Payable                      2,657
Fund Services Fee Payable                                  186
Administration Fee Payable                                  64
Accrued Expenses                                        33,180
                                                   -----------
    Total Liabilities                                  145,913
                                                   -----------
NET ASSETS                                         $52,090,779
                                                   -----------
                                                   -----------
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $51,533,134
Accumulated Net Realized Gain on Investments            47,217
Net Unrealized Appreciation of Investments             510,428
                                                   -----------
    Net Assets                                     $52,090,779
                                                   -----------
                                                   -----------
INSTITUTIONAL SHARES
Applicable to 4,537,146 shares outstanding
  (par value $0.001, unlimited shares authorized)  $46,280,095
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.20
                                                         -----
                                                         -----
SELECT SHARES
Applicable to 561,424 shares outstanding
  (par value $0.001, unlimited shares authorized)  $ 5,810,684
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.35
                                                         -----
                                                         -----

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $2,028,255
EXPENSES
Advisory Fee                                       $ 133,208
Professional Fees and Expenses                        45,073
Transfer Agent Fee                                    39,915
Registration Fees                                     32,318
Custodian Fees and Expenses                           28,846
Administrative Services Fee                           26,754
Amortization of Organization Expenses                  9,503
Fund Services Fee                                      1,472
Administrative Fee                                       714
Trustees' Fees and Expenses                              108
Shareholder Servicing Fee-Institutional Shares        20,775
Shareholder Servicing Fee-Select Shares                7,131
Miscellaneous                                         11,070
                                                   ---------
    Total Expenses                                   356,887
Less: Reimbursement of Expenses                     (151,366)
                                                   ---------
NET EXPENSES                                                      205,521
                                                               ----------
NET INVESTMENT INCOME                                           1,822,734
NET REALIZED GAIN ON INVESTMENTS                                  104,215
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                     584,893
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $2,511,842
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                        DECEMBER 23, 1996
                                                        FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                    APRIL 30, 1998       APRIL 30, 1997
                                                   -----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      1,822,734    $          151,759
Net Realized Gain (Loss) on Investments                     104,215               (56,998)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                             584,893               (74,465)
                                                   -----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                          2,511,842                20,296
                                                   -----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME
Institutional Shares                                     (1,709,517)             (151,425)
Select Shares                                              (113,217)                 (334)
                                                   -----------------   -------------------
    Total Distributions from Net Investment
      Income                                             (1,822,734)             (151,759)
                                                   -----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         64,023,412            15,594,184
Reinvestment of Dividends                                   964,307                54,112
Cost of Shares of Beneficial Interest Redeemed          (28,680,279)             (447,602)
                                                   -----------------   -------------------
    Net Increase from Shareholder Transactions           36,307,440            15,200,694
                                                   -----------------   -------------------
    Total Increase in Net Assets                         36,996,548            15,069,231
NET ASSETS
Beginning of Period                                      15,094,231                25,000
                                                   -----------------   -------------------
End of Period                                      $     52,090,779    $       15,094,231
                                                   -----------------   -------------------
                                                   -----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                           INSTITUTIONAL SHARES                        SELECT SHARES
                                                   ------------------------------------     ------------------------------------
                                                                      FOR THE PERIOD                           FOR THE PERIOD
                                                                     DECEMBER 23, 1996                         APRIL 21, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF       FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH       YEAR ENDED     OPERATIONS) THROUGH
                                                   APRIL 30, 1998     APRIL 30, 1997        APRIL 30, 1998     APRIL 30, 1997
                                                   --------------   -------------------     --------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        9.90    $            10.00      $       10.04    $            10.00
                                                   --------------   -------------------     --------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.42                  0.16               0.41                  0.01
Net Realized and Unrealized Gain (Loss) on
  Investments                                               0.30                 (0.10)              0.31                  0.04
                                                   --------------   -------------------     --------------   -------------------
Total from Investment Operations                            0.72                  0.06               0.72                  0.05
                                                   --------------   -------------------     --------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.42)                (0.16)             (0.41)                (0.01)
                                                   --------------   -------------------     --------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $       10.20    $             9.90      $       10.35    $            10.04
                                                   --------------   -------------------     --------------   -------------------
                                                   --------------   -------------------     --------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                7.35%                 0.56%(a)           7.20%                 0.51%(a)
Net Assets, End of Period (in thousands)           $      46,280    $           14,793      $       5,811    $              302
Ratios to Average Net Assets
  Expenses                                                  0.45%                 0.45%(b)           0.65%                 0.62%(b)
  Net Investment Income                                     4.11%                 4.43%(b)           3.94%                 4.52%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                   0.34%                 3.01%(b)           0.35%                 0.55%(b)
Portfolio Turnover Rate                                       44%                   40%                44%                   40%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J. P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan California Bond Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust") which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Prior to January 1, 1998, the names of the fund, trust, and classes were California Bond Fund, JPM Series Trust, JPM Institutional Shares and JPM Pierpont Shares, respectively. The investment objective of the fund is to provide high after-tax total return for California residents consistent with moderate risk of capital. The fund invests a significant amount of its assets in debt obligations issued by political subdivisions and authorities in the State of California. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of California. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked price on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   d) Substantially all of the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J. P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   f) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with Morgan. Under the terms of the Agreement, the fund pays Morgan at an annual rate of 0.30% of the fund's average daily net assets. For the fiscal year ended April 30, 1998, such fees amounted to $133,208.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended April 30, 1998, the fee for these services amounted to $714.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other investment companies for which Morgan provides similar services in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies provided administrative services by Morgan. For the fiscal year ended April 30, 1998, the fee for these services amounted to $26,754.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, at no more than annual 0.45% and 0.65% of the average daily net assets of the Institutional Shares and Select Shares, respectively, through August 31, 1998. For the fiscal year ended April 30, 1998, Morgan has agreed to reimburse Institutional Shares and Select Shares, $141,455 and $9,911, respectively, for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and

J. P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      paid monthly at an annual rate of 0.05% and 0.25% for Institutional Shares and Select Shares, respectively. For the fiscal year ended April 30, 1998, the fee for these services amounted to $20,775 and $7,131 for Institutional Shares and Select Shares, respectively.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,472 for the fiscal year ended April 30, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

INSTITUTIONAL SHARES

                                                                                   FOR THE PERIOD
                                                                                  DECEMBER 23, 1996
                                                            FOR THE               (COMMENCEMENT OF
                                                       FISCAL YEAR ENDED         OPERATIONS) THROUGH
                                                        APRIL 30, 1998             APRIL 30, 1997
                                                   -------------------------   -----------------------
                                                     SHARES        AMOUNT       SHARES       AMOUNT
                                                   ----------   ------------   ---------   -----------
Shares of Beneficial Interest Sold...............   5,551,027     56,738,740   1,531,745   $15,294,184
Reinvestment of Dividends........................      83,691        858,434       5,423        53,778
Shares of Beneficial Interest Redeemed...........  (2,592,118)   (26,815,506)    (45,122)     (447,602)
                                                   ----------   ------------   ---------   -----------
Net Increase.....................................   3,042,600   $ 30,781,668   1,492,046   $14,900,360
                                                   ----------   ------------   ---------   -----------
                                                   ----------   ------------   ---------   -----------

J. P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

SELECT SHARES

                                                                             FOR THE PERIOD
                                                                             APRIL 21, 1997
                                                                            (COMMENCEMENT OF
                                                          FOR THE              OPERATIONS)
                                                     FISCAL YEAR ENDED           THROUGH
                                                       APRIL 30, 1998        APRIL 30, 1997
                                                   ----------------------   -----------------
                                                    SHARES      AMOUNT      SHARES    AMOUNT
                                                   --------   -----------   ------   --------
Shares of Beneficial Interest Sold...............   699,192   $ 7,284,672   30,000   $300,000
Reinvestment of Dividends........................    10,149       105,873       33        334
Shares of Beneficial Interest Redeemed...........  (177,950)   (1,864,773)      --         --
                                                   --------   -----------   ------   --------
Net Increase.....................................   531,391   $ 5,525,772   30,033   $300,334
                                                   --------   -----------   ------   --------
                                                   --------   -----------   ------   --------

From time to time, the fund may have a concentration of several shareholders owning a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended April 30, 1998 were as follows:

                                                     COST OF      PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------   -----------
Municipal Obligations............................  $53,397,718   $18,142,410
U.S. Government..................................           --       153,375
                                                   -----------   -----------
                                                   $53,397,718   $18,295,785
                                                   -----------   -----------
                                                   -----------   -----------

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The Agreement expires on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The fund pays a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of April 30, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan California Bond Fund
(formerly the California Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan California Bond Fund (one of the funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 23, 1996 (commencement of operations) through April 30, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
June 9, 1998

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES:
     SELECT SHARES (800) 521-5411
     INSTITUTIONAL SHARES (800) 766-7722


J.P. MORGAN
CALIFORNIA
BOND FUND

ANNUAL REPORT
APRIL 30, 1998